Exhibit 10.3

EXECUTED VERSION

SUPPLEMENT NO. 6 dated as of June 12, 2015 (this “Supplement”), to the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, February 14, 2011, and February 28, 2013 (as further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent for the Secured Parties and as administrative agent (in such capacities, the “Agent”).

A. Reference is made to the Second Amended and Restated Credit Agreement dated as of June 4, 2014 (as further amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except for any representation or warranty that is limited by its terms to an earlier specified date). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right,

[Signature Page to Supplement No. 6]

title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all leased and owned real property of the New Subsidiary and each other location where any Collateral of the New Subsidiary is stored or otherwise located with a value in excess of $300,000 for each such location, set forth on Schedule II is a true and correct schedule of the Pledged Collateral of the New Subsidiary and set forth on Schedule III is a true and correct schedule of the Intellectual Property of the New Subsidiary, and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

[Signature pages to follow]

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

PEXCO AEROSPACE, INC.

by	/s/ Sean Maroney
	Name:	Sean Maroney
	Title:	Treasurer
Address: 2405 South Third Avenue Union Gap, Washington 98903
Legal Name: PEXCO AEROSPACE, INC.
Jurisdiction of Formation: Delaware
Location of Chief Executive Office: 2405 South Third Avenue Union Gap, Washington 98903

[Signature Page to Supplement No. 6]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

by	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

[Signature Page to Supplement No. 6]

Schedule I

to Supplement No. 6

to the Guarantee and

Collateral Agreement

LOCATION OF COLLATERAL

Leased Real Property

Grantor	Address
Pexco Aerospace, Inc.	5451 Argosy Avenue Huntington Beach, California 92649
Pexco Aerospace, Inc.	5462 Oceanus Drive, Suite C Huntington Beach, California 92649

Owned Real Property

Grantor	Address
Pexco Aerospace, Inc.	2405 South 3rd Avenue Union Gap, Washington 98903

Other Locations of Collateral

None.

Schedule II

to Supplement No. 6

to the Guarantee and

Collateral Agreement

PLEDGED SECURITIES OF THE NEW SUBSIDIARY

Capital Stock

None.

Debt Securities

None.

Schedule III

to Supplement No. 6

to the Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

Patents and Patent Applications

I.	Domestic Patents and Patent Applications

None.

II.	Foreign Patents and Patent Applications

None.

Trademark and Service Mark Applications and Registrations

I.	Domestic Trademarks and Trademark Applications

Grantor	Trademark	Country	Application No.	Filing Date	Registration No.	Registration Date
Pexco Aerospace, Inc.	ABCO	U.S.	76/595,376	6/4/2004	2,964,860	6/5/2005

II.	Foreign Trademarks and Trademark Applications

Grantor	Trademark	Country	Application No.	Filing Date	Registration No.	Registration Date
Pexco Aerospace, Inc.	ABCO	Canada	1,235,986	—	TMA660345	3/7/2006
Pexco Aerospace, Inc.	ABCO	European Union	—	—	004114518	12/16/2005

Copyright Registrations and Applications

I.	Domestic Copyrights and Copyright Applications

None.

II.	Foreign Copyrights and Copyright Applications

None.